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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITOR'S CONSENT

                               September 4, 1998



MLC Holdings, Inc.
11150 Sunset Hills Road
Suite 110
Reston, Virginia  20190

Gentlemen:

         We consent to the use in the Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 of MLC Holdings, Inc. of our report dated October 24, 1997, appearing in the Prospectus, which is part of such registration statement, and to the reference to us under the hearing "Experts" in such prospectus.


/s/ Herbein & Company, Inc.